Exhibit 10.1

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DISTRIBUTION AGREEMENT

THIS AGREEMENT is entered and executed as of October 9th, 2012 (“Effective Date”), by and between TranS1 Inc., a Delaware corporation with its principal place of business at 301 Government Center Drive, Wilmington, NC 28403 (“TRANS1”) and Jiade Sunshine, a limited liability incorporated in the People’s Republic of China with its principal place of business at Room 315, West 3 Building, No.83 Fuxing Road, Haidian District Beijing China, Post code:100039 (“Distributor”).

WHEREAS, TRANS1 develops, manufactures and markets devices for the treatment of spine disorders;

WHEREAS, Distributor provides sales, marketing and distribution services to third parties; and spine surgeons in the defined territory and or country.

WHEREAS, TRANS1 wishes to appoint Distributor as its sole and exclusive distributor for the marketing and promotion of the Products in the Territory in the Field, provided, however, that TRANS1 reserves the right to sell the Products directly in the Territory outside of the Field.

NOW, THEREFORE, the parties hereto agree as follows:

1.          Definitions.

(a)          “Contract Year” means the period beginning on the Effective Date and ending October 31, 2013, and each twelve (12) consecutive month period thereafter.

(b)          “Field” shall mean medical devices intended to access or treat degenerative disc disease and motion preservation of the lumbar spine as applicable.

(c)          “Marketing Plan” shall refer to the marketing plan for the Products developed by Distributor with input from TRANS1.

(d)          “Products” shall mean all of TRANS1’s current and future AxiaLIF brand products, including all of its delivery devices and related access devices and procedures, procedure-specific and implantable devices in the Field; the current products approved for sale in the Territory are listed on Exhibit A, as amended from time to time by the parties.

(e)          “Promotional Materials” shall have the meaning set forth in Section 3(e)(iii).

(f)          “Services” shall mean the inventory management and administrative services that Distributor shall provide for TRANS1 under this Agreement.

(g)          “Territory” shall mean the geographic area set forth in Exhibit B as may be amended from time to time by mutual agreement of the parties.

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2.          Appointment and Quarterly Reviews.

(a)          General. Subject to this Agreement, TRANS1 hereby appoints Distributor, and Distributor hereby accepts its appointment as TRANS1’s sole and exclusive (subject to Section 4(a)) distributor to promote, market and sell the Products in the Territory in the Field, provided, however, that TRANS1 reserves the right to sell the Products directly in the Territory outside of the Field.

(b)          Quarterly Review. On a quarterly basis, senior level sales or marketing representatives from TRANS1 and Distributor will meet to review sales progress, Distributor performance, ASP (average selling price) versus target prices, product performance issues, quality issues and to resolve in good faith outstanding strategy and tactical issues that arise during the Term, and to review all aspects of marketing the Products. This will typically occur as part of Distributor’s quarterly reviews.

3.          Distributor’s Obligations.

(a)          General. Distributor will use commercial best efforts to (i) promote, market and sell the Products within the Territory; (ii) manage distribution of the Products within the Territory and (iii) perform the Services in a good and workmanlike manner. Upon receipt of prior written consent from TRANS1, Distributor may subcontract the performance of any of its obligations under this Agreement to any third party distributor.

(b)          Orders.

(i)          Initial Order. Within thirty (30) days of the Effective Date, Distributor shall submit an initial purchase order for [***] Products and [***] Products (the “Initial Order”). TRANS1 shall deliver the quantity of Product set forth in Exhibit G against the Initial Order in accordance with Section 4(b) on or before December 31st, 2012. The balance of the quantity of Product in the Initial Order shall be delivered pursuant to the Quarterly Forecasts submitted by Distributor pursuant to Section 3(e)(iv). TRANS1 may terminate this Agreement upon written notice and with immediate effect (without Distributor having the opportunity to cure) in the event Distributor fails to submit the Initial Order in accordance with this Section 3(b)(i).

(ii)         Annual Orders. On or before each October 31 of each Contract Year, Distributor shall submit a purchase order for the quantity of Product it wishes to purchase in the following Contract Year (each, an “Annual Order”); provided, however, that in no event shall an Annual Order be for less than the following:

(A)         Distributor shall order on or before October 31, 2013 no less than [***] Products, and on or before each October 31 during the remainder of the term of this Agreement, Distributor shall order no less than [***]Products.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(B)         Distributor shall order on or before each of October 31, 2012 and 2013 no less than [***] Products, and on or before each of October 31during the remainder of the term of this Agreement, Distributor shall order no less than [***] Products.

(C)         Each Annual Order shall provide for delivery of at least [***]% of the [***] Products and at least [***]% of the [***] Products on or before December 31 of that Contract Year.

(iii)        TRANS1 shall deliver an initial quantity of Product designated in the applicable Annual Order in accordance with Section 4(b), and shall deliver the balance of the quantity of Product in the Annual Order shall be delivered pursuant to the Quarterly Forecasts submitted by Distributor pursuant to Section 3(e)(iv). TRANS1 may terminate this Agreement upon written notice and with immediate effect (without Distributor having the opportunity to cure) in the event Distributor fails to submit an Annual Order in accordance with this Section 3(b)(ii).

(iv)       Additional Orders. Distributor may submit additional orders for Products during a Contract Year (each, an “Additional Order”). TRANS1 shall deliver Product ordered pursuant to an Additional Order in accordance with Section 4(b). For the avoidance of doubt, TRANS1 shall not be obligated to delivery of Product ordered pursuant to an Additional Order, however, if TRANSI decides not to deliver the Additional Orders, it shall timely notify Distributor pursuant to Section5a(ii).

(v)        Shortfall in Orders. If Distributor does not request delivery of all units of Product in the Initial Order or in any Annual Order by the end of the applicable Contract Year (e.g., by October 31, 2013 in the case of the first Contract Year), then so long as Distributor has timely paid for the order in accordance with Section 6, Distributor may request that such pre-paid units be delivered on any date during the immediately following Contract Year and TranS1 shall ship such units in accordance with Section 4(b). Such units shall not be credited towards or otherwise affect Distributor’s obligation to purchase [***] Products for the Contract Year in which they are delivered. If Distributor does not make a timely request for delivery of such units by the end of the Contract Year immediately following the Contract Year for which they were originally ordered, TranS1 shall have no further obligation to ship such units and shall be entitled to retain the full amount invoiced for such units.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(c)          Facilities and Staff. Distributor will acquire and maintain the facilities and staff that it in its sole discretion deems appropriate to effectively market and sell the Products throughout the Territory.

(d)          Training. Distributor will provide, with the participation of TRANS1, each Distributor employee with the training necessary, on two agreed-upon occasions within the ninety (90) day period from the Effective Date, for Distributor to market the Products within the Territory. In addition, Distributor shall provide surgeon training as required by TRANS1 in the Territory and in the Field. Distributor will be responsible for all costs of the surgeon training, product and lab expenses, less the TRANS1 employee support and or approved US surgeon proctor that is agreed upon in writing prior to the scheduled event. Further, TRANS1 will provide access to specific soft tissue training models at a predetermined transfer price of manufacturing with quantity and forecasts to be provided by Distributor. TRANS1 shall not promote, market and/sell Products directly or indirectly to the surgeons trained by Distributor or to any hospitals or institutes with which such surgeons work or are associated.

(i)          SURGEON TRAINING Distributor agrees that each customer (surgeon) will be trained and certified as trained by TRANS1 prior to any surgical procedure using Product. Failure to do so will result in immediate termination of this contract.

(e)          Inventory Management and Lot Traceability. Distributor agrees to maintain records that provide for lot and serial number traceability of Products to the end user. Distributor is required to complete a Case Inventory Form (CIF), as provided in in Exhibit F, for EVERY case completed in Territory. Failure to do so will result in immediate termination of this contract.

(i)          Marketing and Promotional Activities. Distributor will market the Products within the Territory according to the then current Marketing Plan. A marketing plan template is provided in Exhibit E. Distributor will provide TRANS1 with an annually completed Marketing Plan by January 31st of each year. Distributor will provide TRANS1 with notice of upcoming trade shows and similar events within the Territory on a quarterly basis.

(ii)         Marketing Support. Marketing of the Products shall be the responsibility of Distributor. Distributor shall provide marketing support to help effectively market the Products within the Territory, including without limitation, marketing studies, marketing communications and attendance at trade shows. Distributor shall provide a Product Manager, who is dedicated to TRANS1 Products and commercialization activities in the Territory.

(iii)        Promotional Materials. Distributor will use the brochures and other sales and promotional literature describing the Products that TRANS1 periodically approves via the TRANS1 quality systems or provides to Distributor (the “Promotional Materials”). Distributor will translate or adapt the Promotional Materials for use within the Territory. Distributor will provide TranS1 with copy of translated Promotion Material for review prior to distribution in Territory. Distributor hereby assigns to TRANS1 the copyrights that Distributor may acquire or possess in translations and adaptations of the Promotional Materials.

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(iv)        Forecasts. Distributor will provide quarterly total demand forecasts for the Territory to TRANS1 for demand planning, on a rolling twelve-month basis, and no later than the beginning of each calendar quarter a rolling four (4) calendar quarter total demand forecast for the Territory to TRANS1 (each, a “Quarterly Forecast”). The quarterly forecast shall be binding on Distributor. Distributor will also provide quarterly to TRANS1 a twelve month rolling revenue forecast for the Territory. These forecasts do not alter the agreed upon minimum sales requirements.

(v)         Prices. Distributor will quote to customers the prices and terms for the Products based upon the pricing levels and discount levels established by Distributor in its sole discretion, provided, however, that Distributor shall not quote or sell at any price below the price floor established by TRANS1 without TRANS1’s prior written consent.

(vi)        Records and Reports. Distributor will keep accurate records of its activities under this Agreement, including a record of (i) each sale and the price of such sale; and (ii) each invoice issued to and payment received from a customer. Within 15 days of the end of each one-month period of this Agreement, Distributor will provide TRANS1 with a report showing the sales made of the Products and the actual sales price for such Products.

(vii)       Product Complaints. Distributor will promptly provide notice to TRANS1 of the occurrence of any of the following within the Territory: (a) receipt of any Product quality claims or complaints or other written legal claims or complaints, (b) receipt of any medical claims, complaints or problems, or (c) receipt of any written communication from any applicable regulatory agency pertaining to the Products. FAILURE TO MEET THIS OBLIGATION AND COMPLY WITH ANY REGULATORY AUTHORITIES AND IN COUNTRY REPORTING REQUIREMENTS CAN RESULT IN IMMEDIATE TERMINATION FOR CAUSE AND NO CURE PERIOD WILL BE ALLOWED.

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4.          TRANS1’s Obligations.

(a)          Distribution Management Phase-In. TRANS1 has disclosed to Distributor all distribution agreements between TRANS1 and distributors within the Territory as of the date hereof. The parties agree to cooperate in good faith to arrange to have an identified third party with limited distribution rights to Products in southern China become a sub-distributor (i.e., such third party would purchase Products from Distributor for resale in a portion of the Territory as agreed between Distributor and such third party). Promptly following joint written notice from Distributor and the third party that they have reached agreement regarding the sub-distribution arrangement, TRANS1 shall cease shipments of Products for use in the Field in the Territory to the third party. The third party may continue to sell Products purchased or ordered prior to the delivery of such joint notice to TRANS1. Subject to the foregoing, TRANS1 confirms that Distributor is the sole distributor in the Territory.

(b)          Orders. TRANS1 will use its commercially reasonable efforts to promptly fill all orders received from Distributor and accepted by TRANS1 in accordance with Section 5.

(c)          Provision of Sample Units. If requested by Distributor and approved in advance by TRANS1 (such approval not to be unreasonably withheld), TRANS1 shall supply Distributor with a reasonable number of sample Products annually at TRANS1’s predetermined transfer price of such non-sterile Products for demonstration and marketing purposes.

(d)          Promotional Materials. TRANS1 will provide to Distributor out of its existing stock the quantity and quality of Promotional Materials in English as the parties deem reasonably sufficient for Distributor and its distributors to promote, solicit and obtain orders for the Products within the Territory in accordance with the Marketing Plan.

(e)          Training. TRANS1 will provide, with the participation of Distributor, each Distributor employee with the training necessary, [***] within the ninety (90) day period from the Effective Date, for Distributor to market the Products within the Territory. In addition TRANS1 shall provide additional training as requested by Distributor for any future Product introductions and/or modifications in the Territory in the Field. TRANS1 will provide access to specific soft tissue training models at a predetermined transfer price with forecasts to be provided by Distributor. FAILURE TO TRAIN DISTRIBUTOR EMPLOYEES WITHIN THE 90 DAY PERIOD WILL RESULT IN TERMINATION FOR CAUSE AND NO CURE PERIOD WILL BE ALLOWED.

(f)          Product Changes. Except in the case of a Product recall or other emergency, TRANS1 will provide Distributor a minimum of 30 day notice of changes contemplated in Products or packaging, or advertising, sales or Promotional Materials relating to the Products or any significant development planned and improvements that may affect the marketing of the Products.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(g)          Support. TRANS1 will provide Distributor, in the form and when reasonably required by Distributor, access to TRANS1’s technical and marketing and sales personnel for advice, consultation and assistance in marketing, negotiation of sales of, and providing support for the Products within the Territory. TRANS1 may provide such support by telephone or other forms of communication or by on-site visits, as the parties deem appropriate. TRANS1 will provide executive sales support as deemed necessary by TRANS1.

(h)          Leads. TRANS1 may generate and will refer to Distributor all leads for potential customers of the Products within the Territory in the Field. To refer a lead, TRANS1 will complete a Lead Referral form and remit it to Distributor. Distributor will follow-up on such leads according to the Marketing Plan.

(i)           Sales Strategy. When and if requested by Distributor, TRANS1 will participate in quarterly sales strategy sessions with Distributor management.

(j)           Regulatory Approvals, Compliance with Laws. TRANS1 shall be solely responsible to obtain the registrations, approvals or licenses that may be required to sell in the Territory. TRANS1 will be solely responsible for all regulatory matters (other than those required to import and sell the Products within the Territory) including, securing any and all regulatory approvals, performing all clinical trials, and applying to register the TRANS1 trademarks, patents or other intellectual property within the Territory. Distributor will cooperate with TRANS1 to obtain necessary regulatory approval and comply with all applicable local laws and regulations. TRANS1 shall use commercially reasonable efforts to complete the registrations of the Products in the Territory as soon as possible in order to assure that Distributor will be able to commercialize the Products as expected.

(k)          Product Recalls. In the event of a recall ordered or requested by any government agency, a court or by either party of any Product within the Territory, Distributor and TRANS1 will discuss actions that will be taken with respect to customers and government authorities in implementing such recall, including in locating and retrieving recalled Products from customers. The parties will agree on such actions prior to implementation of any Product recall. In the event the parties cannot agree on such actions, TRANS1 will be solely responsible for the implementation of such Product recall. Any such recall of Products within the Territory, whether required or voluntary, will be at TRANS1’s cost and expense, except to the extent the recall was caused by a breach of this Agreement by Distributor or the negligence or willful misconduct of Distributor, its employees, agents or contractors. In the event of a Product Recall, the parties to this Agreement agree to a proportionate reduction in the Annual Order for the applicable period.

(l)           Product Complaints. Each party shall, within five (5) business days of occurrence, provide notice to the other party of the occurrence of any of the following: (a) receipt of any Product quality claims or complaints or other written legal claims or complaints, (b) receipt of any medical claims, complaints or problems, or (c) receipt of any written communication from any applicable regulatory agency pertaining to the Products. TRANS1 shall be responsible for handling of the complaint.

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(m)         Consulting Agreements. TRANS1 shall be solely responsible for any consulting agreements it has in place, and payments under those agreements, and the termination of any agreements that conflict with the rights and responsibilities being granted to Distributor in this Agreement.

5.          Orders, Shipment and Acceptance.

(a)          Standard Purchase Orders.

(i)          All orders of Products shall be on Distributor’s then current standard purchase order. The provisions of this Agreement shall prevail over any inconsistent statements or additional statements or provisions, rights and obligations contained in any document related to this Agreement passing between the parties hereto including, but not limited to, any purchase order, acknowledgement, confirmation or notice.

(ii)         Orders shall be submitted by mail, email or facsimile, or by other means agreed upon by the parties. All orders and modifications to orders are subject to acceptance by TRANS1; provided, however, that TRANS1 shall accept all purchase orders by Distributor for the Products so long as such orders are in accordance with the most recent rolling forecast in effect that have been accepted by TRANS1. TRANS1 shall use commercially reasonable efforts to fill all orders by Distributor for the Products hereunder. If TRANS1 believes that it will not be able to satisfy Distributor’s order for the Products, TRANS1 shall promptly, and in no event later than five (5) business days after receipt thereof, notify Distributor, specifying the reasons for the delay and the expected duration. TRANS1 shall use its commercially reasonable efforts to deliver all orders that are accepted in accordance with the delivery date set forth in the applicable purchase order so long as such delivery date is in accordance with the most recent rolling forecast in effect.

(b)          Terms of Shipment, Taxes and Duties. TRANS1 shall arrange for shipment and invoicing to Distributor of the Products ordered by Distributor, via common carrier selected by Distributor, EXW (Incoterms 2010) TRANS1’s manufacturing facility and shipped to Distributor’s facility for all deliveries. TRANS1’s title and risk of loss to the Products shall pass to Distributor upon delivery of the Products to the carrier. Distributor shall pay all freight, insurance, duties and other shipping expenses.

(c)          Product Specifications. All Products shall conform, in all material respects, to the written specifications for the Product in effect as of the date of delivery (“Product Specifications”) and be ready for end-user sale, including all packaging, labeling, instructions-for-use and sterilization.

(d)          Return of Product. Within five (5) days of receiving the Products, Distributor may reject any of such Products which in its good faith determination fail to meet the applicable Product Specifications in all material respects or which do not meet the product warranties contained herein by sending TRANS1 notice of the lot numbers of rejected Products, together with a description of the specific reason for rejection. Distributor shall, within ten (10) days of notice, return to TRANS1, at TRANS1’s expense, any such rejected Products, which may be replaced by TRANS1 within thirty (30) days of receipt. Distributor shall not be required to pay TRANS1 for any Products which have been properly rejected in accordance with this Section 5.1(d), and which have not been replaced by TRANS1. Any Product not rejected by Distributor within the thirty (30) day period shall be deemed to have been accepted, provided that the warranties provided in Section 9 shall survive the acceptance of the Product by Distributor for a period of [***] from delivery to Distributor; provided, however, that Distributor’s sole remedy, and TRANS1’s sole obligation with respect to a breach of such warranty shall be to repair or replace such Product. TRANS1 shall perform a review of the Product returned by Distributor and shall use commercially reasonably efforts to implement necessary adjustments to the Product, if any are required, at the end of the next quarter. If TRANS1 determines the Product is within specifications and not defective, the Distributor will be responsible for the costs of the return and reshipment of said Product.

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6.          Price and Payment Terms.

(a)          Transfer Price.

(i)          Distributor shall pay TRANS1 the Transfer Price for the Products delivered to and not rejected by Distributor in accordance with the terms of this Agreement. The Transfer Price for each applicable Product shall be the prices set forth opposite each product listed on Exhibit C hereto; and provided that TRANS1 shall reserve the right to adjust the Transfer Price for the Products at the discretion of the TRANS1 management team and or Board of Directors by delivery to Distributor a revised Exhibit C with 90 days notice to the Distributor prior to such revised prices taking effect. All prices quoted in Exhibit C are EXW TRANS1’s manufacturing facility. Possession transfers to Distributor once Product leaves TranS1 location.

(ii)         The Transfer Price shall remain unchanged in the first [***] (i.e., for the Initial Order and for any other Products ordered for delivery on or before [***]) and may be evaluated and adjusted thereafter at a minimum once per year and will be based on estimated market prices, competition and profit objectives of all parties then reconciled prior to the conclusion of each calendar year within the term of the Agreement.

(iii)        All purchases of the Product hereunder shall be paid by Distributor to TRANS1 based in US Dollars. Distributor shall pay for Product purchased pursuant to the Initial Order and any Annual Order as follows: [***]. By way of example, the Initial Order shall be for no less than $1,360,000 ([***] Products @ $[***] per Product plus [***] Products @ $[***] per Product), [***]. Distributor shall pay for Product purchased pursuant to an Additional Order within [***] ([***]) days of the date of invoice. Payment by Distributor under this Agreement shall be made by wire transfer or other instrument approved by TRANS1. If Distributor is delinquent in remitting payments to TRANS1 under the terms specified herein TRANS1 may, at its option, (a) charge Distributor interest on past due amounts at a rate of [***] percent ([***]%) per calendar month, provided such interest does not exceed the maximum rate allowed by law; (b) terminate and or modify the exclusivity of this Agreement; (c) in the case of repeated and material delinquencies, require advance payment, payment on delivery, bank letter-of-credit or bank-guaranteed payments for future shipments; and/or (d) with respect to Additional Orders, change the payment term for future invoices from [***] ([***]) days to [***] ([***]) days. Distributor shall comply with such modified payment terms designated by TRANS1. The foregoing remedies of TRANS1 are not exclusive, but are in addition to any and all remedies available to TRANS1 under this Agreement and applicable law.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(b)          Prices. Nothing contained herein, however, shall be deemed to limit in any way the right of Distributor to determine the prices at which the Products purchased by Distributor may be sold by Distributor to any other distributor or any other customer. The distributor agrees not to sell products in any jurisdiction other than the Territory or knowingly sub-distribute products to others for distribution outside the Territory.

7.          Confidentiality; No Competition

(a)          During the term of this Agreement, neither Distributor nor any of its employees, agents or representatives shall:

(i)          Manufacture, sell, market or deliver any product, or participate in any manner in such activities, if such product is in competition with any product manufactured, sold, marketed or distributed for sale by TRANS1; provided that if TRANS1 develops a new product which is competitive with any product then being sold or marketed by Distributor for another person or entity, Distributor shall have ninety days following notice from TRANS1 to cease marketing and selling the competing product;

(b)          Information. Each party acknowledges that it may disclose certain confidential information (the “Information”) to the other party. If either party discloses such Information to the other, the receiving party will (i) use at least the same degree of care to maintain the secrecy of such Information as the receiving party uses to maintain the secrecy of its own confidential information and (ii) use the Information only to accomplish the purposes of this Agreement. The disclosing party will mark as “confidential” all tangible items supplied to the receiving party that contain Information of the disclosing party. Within 20 days of any oral disclosures of Information, the disclosing party will provide the receiving party with a writing memorializing the Information disclosed and the date of disclosure. The placement of copyright notices on such items will not constitute publication or otherwise impair their confidential nature.

(c)          Disclosure. Neither party will disclose the Information of the disclosing party to any person except those of the receiving party’s employees or agents that require access to accomplish the purposes of this Agreement and have been made aware of the confidentiality obligations herein. If the receiving party learns of an actual or potential unauthorized use or disclosure of the disclosing party’s Information, the receiving party will promptly notify the disclosing party and, at the disclosing party’s request, provide the disclosing party with reasonable assistance to recover its Information and to prevent subsequent unauthorized uses or disclosures of such Information. Each party acknowledges that (i) the unauthorized use or disclosure of any Information of the disclosing party will cause irreparable damage for which it will not have an adequate remedy at law and (ii) the disclosing party will be entitled to injunctive and other equitable relief in such cases.

(d)          Limitations. Neither party will have any confidentiality obligation with respect to the confidential information of the disclosing party that (i) the receiving party independently knew or develops without using the Information of the disclosing party, (ii) the receiving party lawfully obtains from another person under no obligation of confidentiality or (iii) is or becomes publicly available other than as a result of an act or omission of the receiving party or any of its employees or agents.

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8.          Ownership.

All patents, copyrights, trademarks, trade secrets, regulatory approvals and other proprietary rights in or related to the Products are and will remain the exclusive property of TRANS1 or its licensors, whether or not specifically recognized or perfected under applicable law. During the term of this Agreement, Distributor may use TRANS1’s trademarks to promote the Products, provided that prior to publishing or disseminating any advertising or promotional material bearing TRANS1’s trademarks, Distributor will deliver a sample of such materials to TRANS1 for prior approval. Nevertheless, TRANS1 shall use commercially reasonable efforts to promptly register its trademarks with the authorities in the Territory.

9.          Representations and Warranties.

(a)          Existence and Authority. Each party represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to execute, deliver and perform this Agreement. The execution of this Agreement and the performance thereof have been duly authorized by all necessary corporate action on its part and do not conflict with the terms or conditions of any agreement to which such party is subject.

(b)          Products. TRANS1 represents and warrants that the Products will (i) conform to the Product Specifications and (ii) comply with the requirements of any applicable law or regulation.

(c)          Intellectual Property. TRANS1 represents and warrants that it has all necessary ownership rights to market, sell and distribute the Products in the Territory, and that the manufacture, sale and use of the Products and any distribution of the Promotional Materials will not infringe any patents, copyrights, trademarks or other intellectual or proprietary rights of any third parties.

(d)          Disclaimer. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS AND REPRESENTATIONS WITH RESPECT TO THE PRODUCTS OR THE PROMOTIONAL MATERIALS, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENT BY THE PARTIES OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

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10.       Limitation of Liability.

UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR DIRECT OR INDIRECT LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY OR ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, INTERRUPTION OF STOPPAGE OF WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE.

11.       NO DAMAGES.

TRANS1 SHALL NOT BE LIABLE FOR ANY DAMAGES, WHETHER INCIDENTAL, CONSEQUENTIAL OR OTHERWISE, FOR A FAILURE TO FILL ORDERS, DELAYS IN SHIPMENT OR DELIVERY, OR ANY ERROR IN FILLING AN ORDER.

12.       Audit.

During the term of this Agreement and for one year after its expiration or termination, TRANS1 or its accountants may, upon 30 days’ prior notice to Distributor, audit the accounting records of Distributor during the normal working hours to verify Distributor’s compliance with the obligations under this Agreement; provided, however, that TRANS1 will not be entitled to conduct such audit more than once per year.

13.       Indemnity.

Except for liabilities to the extent caused by acts of Distributor which are outside the scope of its authority under this Agreement, a breach of this Agreement by Distributor, Distributor’s failure to comply with applicable laws, or the negligence or willful misconduct of Distributor, its employees, agents or contractors, TRANS1 will indemnify, defend and hold harmless Distributor from and against any and all liabilities, losses, suits, claims, damages and expenses (including attorneys’ fees and costs) to the extent based on claims arising out of or relating to (i) the manufacture, use, distribution, promotion or sale of the Products, or (ii) the infringement of any patent, copyright, trademark or other intellectual property rights of any third parties with respect to the Products or Promotional Materials (except to the extent caused by contributions made to the Promotional Materials by Distributor). Distributor will (i) notify TRANS1 promptly of any such actual or potential claim; (ii) allow TRANS1 to control the defense of the claim; (iii) cooperate in the defense of such claim and (iv) not settle such claim without TRANS1’s consent.

Distributor will indemnify, defend and hold harmless TRANS1 from and against any and all liabilities, losses, suits, claims, damages and expenses (including attorneys’ fees and costs) to the extent based on claims arising out of or relating to (i) acts of Distributor which are outside the scope of its authority under this Agreement, (ii) a breach of this Agreement by Distributor, (iii) Distributor’s failure to comply with applicable laws, (iv) the negligence or willful misconduct of Distributor, its employees, agents or contractors, and (v) the infringement by TRANS1 of any patent, copyright, trademark or other intellectual property rights of any third parties with respect to any portion of the Promotional Materials created by Distributor. TRANS1 will (i) notify Distributor promptly of any such actual or potential claim; (ii) allow Distributor to control the defense of the claim; (iii) cooperate in the defense of such claim and (iv) not settle such claim without Distributor’s consent.

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14.       Term and Termination.

(a)          Term. This Agreement will become effective on the Effective Date and continue in effect for four (4) years thereafter, unless earlier terminated pursuant to paragraph 14(b). This Agreement is renewable for up to four (4) subsequent one (1) year renewal periods if both parties agree in writing at least 90 days prior to the expiration of the initial term or any renewal term of its intention not to renew.

(b)          Termination for Cause. Either party may terminate this Agreement, without judicial or administrative notice or resolution, immediately upon notice to the other party if:

(i)          the other party or any of its employees breaches any material obligation under this Agreement and such party fails to cure the breach within thirty days, unless the clause breached expressly excludes a cure period, after receipt of written notice thereof. Failure by TRANS1 to deliver Products in accordance with the schedule set forth in the forecast for more than three months during any one year period will be considered breach of a material obligation;

(ii)         the other party or any of its employees breaches any material obligation under this Agreement that expressly excludes a cure period.

(iii)        either party ceases to conduct business in the normal course, is declared insolvent, undergoes any procedure for the suspension of payment, makes a general assignment for the benefit of creditors or a petition for bankruptcy, reorganization, dissolution or liquidation is filed by or against it; or

(iv)        the direct or indirect ownership or control of the other party changes as follows: TRANS1 may only exercise its right of termination under this Section in the event that the ownership of Distributor changes by more than 50%. Distributor may only exercise its right of termination under this Section if a third party gains control of TRANS1 from, or subsequent to, the date hereof. Control of TRANS1 will be deemed to have changed to a third party if that party acquires control over 50% or more of the voting shares of TRANS1. If one party chooses not to terminate this Agreement upon the occurrence of the said event of the other party with the other party’s notice, this Agreement shall be continuously binding upon both parties, and both parties shall assure that it will continuously perform their obligations thereunder. For purposes of this Section, an initial public offering of a party will not be considered to create a right of termination under this Agreement.

(c)          Termination for Failure to Purchase Minimum Requirements. TRANS1 may terminate this Agreement, as provided for in Section 3(b) if Distributor fails to submit the Initial Order or any Annual Order.

(d)          [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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(e)          Consequences of Termination. Upon expiration or termination of this Agreement for any reason the parties will comply with the following termination obligations:

(i)          Distributor will pay all due and outstanding amounts.

(ii)         Distributor will, at TRANS1’s option, destroy or deliver to TRANS1 or its designees all Promotional Materials within Distributor’s possession or control, provided, if TRANS1 is the party terminating, TRANS1 shall reimburse Distributor for all direct and indirect costs associated with producing such materials.

(iii)        Distributor is required to return all Products, at TRANS1’s expense, within 30 days of termination. There will be no refund issued for any returned Product.

(f)          Survival. The provisions of Sections 3.e.(vii), 4(k) and (l), 5(d), 7, 8, 10, 11, 12, 13, 14, 15, 18 and 23 will survive the expiration or termination of this Agreement.

15.       Insurance.

TRANS1 will maintain product liability insurance in an amount sufficient to cover complete cost of product liability, regulatory and intellectual property liability with an insurance company rated at least A+3 by Best’s rating guide. Distributor will maintain insurance in an amount sufficient to cover any Distributor warehousing facilities and to cover wrongful acts by Distributor in the distribution, sale and promotion of the Products.

16.       U.S. Export Restrictions.

Distributor acknowledges that the Products and related information, documents and materials may be subject to export controls under U.S. Export Administration Regulations. Distributor will (i) comply with all legal requirements established under these controls, (ii) cooperate with TRANS1 in any official or unofficial audit or inspection that relates to these controls and (iii) not export, re-export, divert or transfer any such item or direct products thereof to any country to which such transfer is prohibited by such export controls, unless Distributor has obtained the prior written authorization of TRANS1 and the U.S. Department of Commerce.

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17.       Force Majeure.

Neither party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, such as natural catastrophes, governmental acts or omissions, laws or regulations, labor strikes or difficulties, chaos, terrorist activities, war or transportation stoppages. These causes will not excuse either party from paying amounts due to the other through any available lawful means acceptable to the other party.

18.       Notices.

Any notice required or permitted under this Agreement shall be in writing and either mailed by nationally recognized overnight courier, registered or certified mail, return receipt requested, or by express delivery service to the other party. All notices shall be sent to the attention of the Chief Executive Officer of such other party at the address set forth in the first paragraph of this Agreement or at such other addresses or to such other persons as such party may previously have designated by written notice. Notice will be deemed to have been given upon receipt.

19.       Foreign Corrupt Practices Act (FCPA) Distributor is required to abide with all requirements of United States FCPA. FCPA guidelines are available on-line at http://www.fcpa.us

20.       Assignment.

Except as otherwise provided, neither party may assign, delegate, subcontract or otherwise transfer this Agreement or any of its rights or obligations without the other party’s prior approval, which approval will not be unreasonably withheld.

21.       Waiver, Amendment, Modification.

Except as otherwise provided, any waiver, amendment or other modification of this Agreement will not be effective unless in writing and signed by the party against whom enforcement is sought.

22.       Severability.

If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions.

23.       Governing Law and Dispute Resolution.

This Agreement will be governed by and interpreted in accordance with the laws of the State of North Carolina, excluding its conflict of laws principles. Any claim arising out of or relating to this Agreement or the existence, validity, breach or termination thereof, whether during or after its term, will be brought in, and the parties hereby consent to the jurisdiction of, the federal courts sitting in Wilmington or Raleigh, North Carolina.

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24.       Entire Agreement.

This Agreement and its Exhibits constitute the complete and entire statement of all terms, conditions and representations of the agreement between TRANS1 and Distributor with respect to its subject matter and supersedes all prior writings or understandings.

25.       Copy and Language

This Agreement shall be executed in multiple copies, each of which is original and with identical legal effect. This Agreement shall be made in both English and Chinese. In case there is any difference or conflict between the two versions, the English version shall prevail.

[No Text Below]

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[Signature Page of DISTRIBUTION AGREEMENT]

IN WITNESS WHEREOF, TRANS1 and Distributor cause this Agreement to be executed by their duly authorized representatives identified below.

TranS1		Jiade Sunshine

:	/s/ Ken Reali	:	/s/ Ming Ming Tian

:	Ken Reali	:	Ming Ming Tian

:	President and Chief Executive Officer	:	President

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EXHIBIT A

PRODUCT LIST AND CURRENT PRICE LISTS

Prices and product list is as of current International Price List

•	AxiaLIF Brand Products

EXHIBIT B

Exclusive in China

For the purpose of this Agreement, China or People’s Republic of China shall not include Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan.

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EXHIBIT C

2012 PRICE LIST

AxiaLIF 2L
Tier	Units	AxiaLIF 1L	S1 Implant	L4-L5 Implant
Tier 1	[***]	[***]	[***]	[***]
Tier 2	[***]	[***]	[***]	[***]
Tier 3	[***]	[***]	[***]	[***]
Tier 4	[***]	[***]	[***]	[***]
Tier 5	[***]	[***]	[***]	[***]

AXIALIF 1L

Product	Code	Price
Axialif 1L Implants	Refer to worksheet	[***]
1L Universal Plug (per plug)	TR1-2346	[***]
1L Single Use Instruments	TR1-2200	[***]
1L Reusable Instruments	TR1-1102	[***]

AXIALIF 2L

Product	Code
Axialif 2L S1	Refer to worksheet	[***]
Axialif 2L+ L4/L5 Anchor	Refer to worksheet	[***]
1L Single Use Instruments	TR1-2200	[***]
2L Reusable Instruments		[***]
2L Single use Instruments	TR1-2207	[***]
Facet Screws	Code
Facet screws (2 per pack)	Refer to worksheet	[***]
Axialif 360 Disposable Facet Instruments	TR1-2700	[***]
Facet Key Wire	TR1-2701	[***]

OTHERS

Timmy training model (torso reusable Model)		[***]
Inserts for reusable training model		[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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EXHIBIT E

Marketing Plan

Major International Congresses attended with surgeons

Annual National Congresses

Qty.	CATALOG #	DESCRIPTION
	TR1-2905	AxiaLIF® 1L Stabilization System	Regional Congresses
	TR1-2906	TranS1® Facet Screw System
	TR1-2902	AxiaLIF® 2L Stabilization System

Direct Marketing

Surgeon Training per month

Sales Rep Training Schedule – first training

Ongoing training-

In country workshops planned

Visiting surgeon travel –

Other Marketing activities

TR1-2907	AxiaLIF® 2L™ PLUS Stabilization System
TR1-2926	AxiaLIF® 1L™ PLUS Stabilization System
TR1-2910	TranS1® Vectre™ Facet Fusion System

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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EXHIBIT F

TR1-2201	AxiaLIF® Tissue Extractor – 4 Pack
TR1-2202	AxiaLIF® Tissue Extractors – 2 Pack
TR1-2208	AxiaLIF ®Tight Disc Cutters – 4 Pack
TR1-2217	AxiaLIF® Endplate Rasps – 2 Pack
TR1-2218	Bowel Retractor
TR1-2219	Conformable Tip Tubular Retractor

TranS1® Product Stickers & Lot Numbers

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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EXHIBIT G

Surgery Information

Date of Surgery:

Surgeon/Location:

Indication

Distributor

Posterior System Use

List all biologics/ synthetic/ autograft/ allografts used

1L Implants
Catalog #	Description	Units	Each	Total
TR1-2300	TR1-2300: AXIALIF 40MM 10 X 11	[***]	[***]	[***]
TR1-2309	TR1-2309: AXIALIF 45MM 10 X 11 IMPT	[***]	[***]	[***]
TR1-2323	TR1-2323: AXIALIF 40MM 10 X 10 IMPT	[***]	[***]	[***]
TR1-2324	TR1-2324: AXIALIF 45MM 10 X 10 IMPT	[***]	[***]	[***]
TR1-2301	TR1-2301: AXIALIF 40MM 10 X 12 IMP	[***]	[***]	[***]
TR1-2310	TR1-2310: AXIALIF 45MM 10 X 12 IMPT	[***]	[***]	[***]
TR1-2325	TR1-2325: AXIALIF 50MM 10 X 10 IMPT	[***]	[***]	[***]
TR1-2326	TR1-2326: AXIALIF 55MM 10 X 10 IMPT	[***]	[***]	[***]
TR1-2303	TR1-2303: AXIALIF 50MM 10 X 11 IMPT	[***]	[***]	[***]
TR1-2320	TR1-2320: AXIALIF 55MM 10 X 11 IMPT	[***]	[***]	[***]
TR1-2304	TR1-2304: AXIALIF 50MM 10 X 12 IMPT	[***]	[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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TR1-2306	TR1-2306: AXIALIF 60MM 10 X 11 IMPT	[***]	[***]	[***]
TR1-2321	TR1-2321: AXIALIF 55MM 10 X 12 IMPT	[***]	[***]	[***]
TR1-2302	TR1-2302: AXIALIF 40MM 9 X 12 IMPT	[***]	[***]	[***]
TR1-2305	TR1-2305: AXIALIF 50MM 9 X 12 IMPT	[***]	[***]	[***]
TR1-2307	TR1-2307: AXIALIF 60MM 10 X 12 IMPT	[***]	[***]	[***]
TR1-2308	TR1-2308: AXIALIF 60MM 9 X 12 IMPT	[***]	[***]	[***]
TR1-2311	TR1-2311: AXIALIF 45MM 9 X 12 IMPT	[***]	[***]	[***]
TR1-2318	TR1-2318: 2L 60MM 10 X 11 L4-L5 IMP	[***]	[***]	[***]
TR1-2319	TR1-2319: 2L 60MM 10 X 12 L4-L5 IMP	[***]	[***]	[***]
TR1-2322	TR1-2322: AXIALIF 55MM 9 X 12 IMPT	[***]	[***]	[***]
TR1-2327	TR1-2327: AXIALIF 60MM 10 X 10 IMPT	[***]	[***]	[***]
TR1-2328	TR1-2328: REV ROD, 40MM 10 X 10	[***]	[***]	[***]
TR1-2329	TR1-2329: REV ROD, 40MM 10 X 11	[***]	[***]	[***]
TR1-2330	TR1-2330: REV ROD, 40MM 10 X 12	[***]	[***]	[***]
TR1-2331	TR1-2331: REV ROD, 40MM 9 X 12	[***]	[***]	[***]
TR1-2332	TR1-2332: REV ROD, 45MM 10 X 10	[***]	[***]	[***]
TR1-2333	TR1-2333: REV ROD, 45MM 10 X 11	[***]	[***]	[***]
TR1-2334	TR1-2334: REV ROD, 45MM 10 X 12	[***]	[***]	[***]
TR1-2335	TR1-2335: REV ROD, 45MM 9 X 12	[***]	[***]	[***]
TR1-2336	TR1-2336: REV ROD, 50MM 10 X 10	[***]	[***]	[***]
TR1-2337	TR1-2337: REV ROD, 50MM 10 X 11	[***]	[***]	[***]
TR1-2338	TR1-2338: REV ROD, 50MM 10 X 12	[***]	[***]	[***]
TR1-2339	TR1-2339: REV ROD, 50MM 9 X 12	[***]	[***]	[***]
TR1-2340	TR1-2340: REV ROD, 55MM 10 X 10	[***]	[***]	[***]
TR1-2341	TR1-2341: REV ROD, 55MM 10 X 11	[***]	[***]	[***]
TR1-2342	TR1-2342: REV ROD, 55MM 10 X 12	[***]	[***]	[***]
TR1-2343	TR1-2343: REV ROD, 55MM 9 X 12	[***]	[***]	[***]
TR1-2344	TR1-2344: REV ROD, 60MM 10 X 10	[***]	[***]	[***]
TR1-2345	TR1-2345: REV ROD, 60MM 10 X 11	[***]	[***]	[***]
TR1-2347	TR1-2347: REV ROD, 60MM 10 X 12	[***]	[***]	[***]
TR1-2348	TR1-2348: REV ROD, 60MM 9 X 12	[***]	[***]	[***]
Sub Total for AxiaLIF 1L Implants		[***]		[***]

2L Implants*
Catalog #	Description	Units	Each	Total
TR1-2312	TR1-2312: 2L 25MM S1 IMPLANT	[***]	[***]	[***]
TR1-2313	TR1-2313: 2L 30MM S1 IMPLANT	[***]	[***]	[***]
TR1-2349	TR1-2349 2L 35 MM S1 IMPLANT	[***]	[***]	[***]
TR1-2314	TR1-2314: 2L 50MM 10 X 11 L4-L5 IMP	[***]	[***]	[***]
TR1-2315	TR1-2315: 2L 50MM 10 X 12 L4-L5 IMP	[***]	[***]	[***]
TR1-2316	TR1-2316: 2L 55MM 10 X 11 L4-L5 IMP	[***]	[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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TR1-2317	TR1-2317: 2L 55MM 10 X 12 L4-L5 IMP	[***]	[***]	[***]
TR1-2350	TR1-2350: 2L 65MM 10 X 11 L4-L5 IMP	[***]	[***]	[***]
TR1-2351	TR1-2351: 2L 65MM 10 X 12 L4-L5 IMP	[***]	[***]	[***]
Sub Total for AxiaLIF 2L Implants		[***]		[***]

*Each 2L Implant Product consists of 1 Unit of S1 Implant and 1 Unit of L5 Implant. Accordingly, the [***] units listed here constitutes [***] of the S1 Implant units and [***]% of the L5 Implant units required to meet the obligation to purchase 100 2L Implant Products as part of the Initial Order.

TR1-2200	1L Single use Kit (no charge for every 1L implant and for every L4-L5 2L anchor)	[***]	[***]	[***]
TR1-2346	TR1-2346: AXIALIF UNIVERSAL PLUG	[***]	[***]	[***]
TR1-2207	2L Single Use Kit for Every 1L S1 anchor	[***]	[***]	[***]
	1L resuable instrument set	[***]	[***]	[***]
	2L reusable instrument set	[***]	[***]	[***]
Sub Total for AxiaLIF Instruments Implants		[***]		[***]

Catalog #	Description	Units	Each	Total
TR1-2700	TR1-2700: TRANS-FACET INSTRUMENTS	[***]	[***]	[***]
TR1-2701	TR1-2701: FACET K-WIRE	[***]	[***]	[***]
TR1-2824	TR1-2824: 5MM X 25MM FAC SCRW SET	[***]	[***]	[***]
TR1-2825	TR1-2825: 5MM X 30MM FAC SCRW SET	[***]	[***]	[***]
TR1-2826	TR1-2826: 5MM X 35MM FAC SCRW SET	[***]	[***]	[***]
TR1-2827	TR1-2827: 5MM X 40MM FAC SCRW SET	[***]	[***]	[***]
TR1-2828	TR1-2828: 5MM X 25MM LAG SCREW SET	[***]	[***]	[***]
TR1-2829	TR1-2829: 5MM X 30MM LAG SCREW SET	[***]	[***]	[***]
TR1-2830	TR1-2830: 5MM X 35MM LAG SCREW SET	[***]	[***]	[***]
TR1-2831	TR1-2831: 5MM X 40MM LAG SCREW SET	[***]	[***]	[***]
SubTotal For Facet Screws				[***]

Total for AxiaLIF and Facet Screws				[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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